UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds

(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA 22201

(Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA 22201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 528-7788

Date of fiscal year end: 12/31

Date of reporting period: 6/30/09

Item 1. Reports to Stockholders

Semi-Annual Report
June 30, 2009

SEMI-ANNUAL REPORT JUNE 30, 2009

Shareholders’ Letter

August 3, 2009

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Report for the semi-annual period ended June 30, 2009. We would like to welcome any new shareholders to the Fund.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our high yield bond market commentary and the Fund’s performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. The Fund’s long-term investment strategy is based on its total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the semi-annual period ended June 30, 2009, the Fund posted a total return of 29.87%, versus a total return of 30.43% for its benchmark, the Barclays Capital High Yield Index. From inception at January 1, 2004 through period end, the Fund’s annualized total return was 4.05%, versus 4.19% for the Barclays Capital High Yield Index.

The weighted average maturity of the Fund portfolio at June 30th was approximately 5.2 years. The duration of the Fund portfolio was 4.1 years, compared to 4.8 years for the Barclays Capital High Yield Index. Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates. Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

The Fund’s net asset value at June 30th was $8.41 per share, versus $6.78 at the beginning of the year. Income and capital gain distributions totaling 33 cents per share were paid during the semi-annual period. At June 30th, the Fund’s SEC 30-day annualized yield to maturity was 12.09%.

During the second quarter of 2009, high yield bond prices rallied and high yield spreads compressed. As of this writing, high yield bond spreads remain somewhat elevated at near 1,000 basis points. This level no longer reflects a major market panic.

Shareholders’ Letter  – (continued)

However, it does reflect a significant probability that the high yield market will continue to experience an elevated default levels for some time to come.

While the near term is likely to remain volatile, we believe patient investors can find some unusual opportunities in the current market. The Fund made significant investments during the period in REIT bonds, which so far have performed well. We also believe opportunity exists in selected energy sector bonds. Our view on interest rates has turned more cautious and we are maintaining a moderate duration in the portfolio.

A more in-depth review of the Fund’s performance, outlook, and general market commentary can be found in the second quarter 2009 manager’s letter. For those of you who do not automatically receive our second quarter 2009 manager’s letter in the mail from your broker, it is available on our website at www.aegishighyieldfund.com or by calling us at 800-528-3780. However, please be aware that the second quarter 2009 manager’s letter is not a part of the SEC-mandated Semi-Annual Report contained in this booklet.

Finally, as we have noted in the past, Aegis Financial employees and our families continue to hold significant personal investments in the Fund, totaling over $1 million. We thank you for continuing to invest with us.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

*  Aegis High Yield Fund’s one-year, three-year, five-year and since inception (1/1/2004) average annual returns for the period ending June 30, 2009 are -1.45%, 2.04%, 4.40%, and 4.05% respectively. Returns include reinvestment of dividends and capital gains. Barclays Capital High Yield Index one-year, three-year, five-year and since inception average annual returns for the period ending June 30, 2009 are -2.40%, 2.09%, 4.33%, and 4.19%. All historical performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis High Yield Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis High Yield Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegishighyieldfund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

SEMI-ANNUAL REPORT JUNE 30, 2009

About Your Fund’s Expenses
June 30, 2009
(Unaudited)

Important Note:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, January 1, 2009 – June 30, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses.

		Actual		Hypothetical (5% annual return before expenses)
Fund	Beginning Account Value (01/01/2009)	Ending Account Value (06/30/2009)(1)	Expenses Paid During Period(2)	Ending Account Value (06/30/2009)	Expenses Paid During Period(2)
Aegis High Yield Fund	$1,000.00	$1,298.70	$6.84	$1,019.05	$6.01

(1)	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2009 to June 30, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period January 1, 2009 to June 30, 2009 were 29.87%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 01/01/2009 and 06/30/2009).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics

Results of a $10,000 Investment

Average Annual Total Returns (As of June 30, 2009)

	Aegis High Yield	Barclays Capital HY Index*
Trailing 1 Year	-1.45%	-2.40%
Trailing 3 Year	2.04%	2.09%
Trailing 5 Year	4.40%	4.33%
Since inception (January 1, 2004)	4.05%	4.19%

Returns on both Aegis High Yield Fund and Barclays Capital High Yield Index* assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of December 31, 2008 gross expenses for the fund were 3.24%.

*	Barclays Capital is now in control of the former Lehman Indices. Lehman High Yield Index has been renamed as Barclays Capital High Yield Index and all past performace data for this index remains the same.

SEMI-ANNUAL REPORT JUNE 30, 2009

Portfolio Characteristics
June 30, 2009
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Corporate Bonds		76.4%
Agriculture	2.6%
Apparel	0.4%
Building Materials	0.6%
Commercial Services	2.1%
Computers	3.7%
Diversified Financial Services	0.1%
Electric	2.9%
Entertainment	2.4%
Healthcare Services	3.5%
Home Builders	4.4%
Lodging	2.1%
Media	7.0%
Mining	2.3%
Miscellaneous Manufacturing	3.6%
Oil & Gas	11.6%
Real Estate	3.9%
Real Estate Investment Trusts	10.6%
Retail	3.2%
Semiconductors	0.8%
Telecommunications	2.5%
Transportation	4.4%
Trucking & Leasing	1.7%
Mutual Funds		7.3%
Preferred Stocks		9.9%
Insurance	4.8%
Real Estate Investment Trusts	5.1%
Short-Term Investments		5.3%
Other Assets and Liabilities		1.1%
Total Net Assets		100.0%

Portfolio Characteristics – (continued)
June 30, 2009
(Unaudited)

Credit Quality – % of Corporate Bonds

BBB or higher	11.4%
BB	15.3%
B	47.0%
CCC or other	26.3%
Total	100.0%

Maturity (Or Most Likely Call) – % of Corporate Bonds

1 – 3 years	24.9%
4 – 6 years	48.7%
7 – 10 years	16.6%
More than 10 years	9.8%
Total	100.0%

SEMI-ANNUAL REPORT JUNE 30, 2009

Schedule of Portfolio Investments
June 30, 2009
(Unaudited)

	Principal Amount	Market Value
Corporate Bonds – 76.4%
Agriculture – 2.6%
Alliance One Intl. Inc., Company Guarantee, 11.00%, 5/15/2012	$200,000	$210,000
Apparel – 0.4%
Unifi, Inc., Sr. Sec. Notes, 11.50%, 5/15/2014	48,000	31,920
Building Materials – 0.6%
Ply Gem Industries, Inc., Sr. Subord. Notes, 9.00%, 2/15/2012	250,000	47,500
Commercial Services – 2.1%
Great Lakes Dredge & Dock Corp., Sr. Subord. Notes, 7.75%, 12/15/2013	100,000	86,250
H&E Equipment Services, Inc., Sr. Notes, 8.375%, 7/15/2016	100,000	80,750
		167,000
Computers – 3.7%
Sungard Data Systems, Inc., Company Guarantee, 10.25%, 8/15/2015	250,000	232,187
Unisys Corp., Sr. Notes, 8.00%, 10/15/2012	110,000	66,550
		298,737
Diversified Financial Services – 0.1%
Thornburg Mortgage, Inc., Sr. Unsec. Notes, 8.00%, 5/15/2013(1)	250,000	6,250
Electric – 2.9%
RRI Energy, Inc., Sr. Unsec., 7.625%, 6/15/2014	250,000	230,000
Entertainment – 2.4%
Mohegan Tribal Gaming Authority, Sr. Unsec. Notes, 6.125%, 2/15/2013	250,000	190,000
Healthcare Services – 3.5%
Columbia/HCA, Inc., Debentures, 7.19%, 11/15/2015	100,000	77,311
HCA, Inc., Sr. Unsec. Notes, 6.375%, 1/15/2015	250,000	204,375
		281,686

See Notes to Financial Statements.

Schedule of Portfolio Investments  – (continued)
June 30, 2009
(Unaudited)

	Principal Amount	Market Value
Corporate Bonds – (continued)
Home Builders – 4.4%
Beazer Homes USA, Inc., Sr. Notes, 8.375%, 4/15/2012	$250,000	$148,750
M/I Homes, Inc., Company Guarantee, 6.875%, 4/1/2012	70,000	56,350
Meritage Homes Corp., Company Guarantee, 7.00%, 5/1/2014	175,000	144,375
WCI Communities, Inc., Company Guarantee, 9.125%, 5/1/2012(1)	200,000	3,000
		352,475
Lodging – 2.1%
MGM Mirage, Inc., Sr. Notes, 6.75%, 4/1/2013	250,000	168,125
Media – 7.0%
Clear Channel Communications, Inc., Sr. Unsec. Notes, 6.25%, 3/15/2011	250,000	107,500
Hearst-Argyle Television, Inc., Sr. Unsec., 7.00%, 1/15/2018	265,000	209,220
Mediacom LLC / Mediacom Capital Corp., Sr. Notes, 7.875%, 2/15/2011	250,000	245,000
Young Broadcasting, Inc., Sr. Subord. Notes, 10.00%, 3/1/2011(1)	235,000	588
		562,308
Mining – 2.3%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec. Notes, 4.995%, 4/1/2015(2)	200,000	187,460
Miscellaneous Manufacturing – 3.6%
Polypore, Inc., Sr. Subord. Notes, 8.75%, 5/15/2012	325,000	289,656
Oil & Gas – 11.6%
Brigham Exploration Co., Sr. Notes, 9.625%, 5/1/2014	535,000	369,150
Clayton Williams Energy, Inc., Company Guarantee, 7.75%, 8/1/2013	550,000	401,500

See Notes to Financial Statements.

SEMI-ANNUAL REPORT JUNE 30, 2009

Schedule of Portfolio Investments  – (continued)
June 30, 2009
(Unaudited)

	Principal Amount	Market Value
Corporate Bonds – (continued)
Stone Energy Corp., Sr. Subord. Notes, 8.25%, 12/15/2011	200,000	$165,000
		935,650
Real Estate – 3.9%
Colonial Realty LP, Sr. Unsec. Notes, 6.25%, 6/15/2014	$180,000	152,537
Colonial Realty LP, Sr. Unsec. Notes, 6.05%, 9/1/2016	200,000	157,867
		310,404
Real Estate Investment Trusts – 10.6%
Brandywine Operating Partnership LP, Company Guarantee, 3.875%, 10/15/2026	225,000	202,219
HRPT Properties Trust, Sr. Unsec., 5.75%, 2/15/2014	60,000	51,627
National Retail Properties, Inc., Sr. Unsec., 6.875%, 10/15/2017	55,000	47,004
Reckson Operating Partnership LP, Company Guarantee, 4.00%, 6/15/2025	200,000	192,250
Reckson Operating Partnership LP, Sr. Unsec. Notes, 6.00%, 3/31/2016	200,000	147,988
SL Green Realty Corp., Sr. Unsec. Notes, 3.00%, 3/30/2027(3)	250,000	207,500
		848,588
Retail – 3.2%
Finlay Fine Jewelry Corp., Sr. Notes, 8.375%, 6/1/2012(1)	100,000	1,375
Remington Arms Company, Inc., Sr. Notes, 10.50%, 2/1/2011	250,000	253,125
		254,500
Semiconductors – 0.8%
Spansion LLC, Sr. Notes, 11.25%, 1/15/2016(1)(3)	250,000	64,063
Telecommunications – 2.5%
Intelsat Ltd., Sr. Notes, 6.50%, 11/1/2013	250,000	203,750

See Notes to Financial Statements.

Schedule of Portfolio Investments  – (continued)
June 30, 2009
(Unaudited)

	Shares or Principal Amount	Market Value
Corporate Bonds – (continued)
Transportation – 4.4%
Ship Finance Intl. Ltd., Sr. Notes, 8.50%, 12/15/2013	424,000	$357,220
Trucking & Leasing – 1.7%
Greenbrier Companies, Inc., Sr. Notes, 8.375%, 5/15/2015	$250,000	141,250
Total Corporate Bonds (Cost $7,620,907)		6,138,542
Mutual Funds – 7.3%
BlackRock Floating Rate Income Strategies Fund II, Inc.	27,008	282,234
BlackRock High Income Shares	207,688	307,378
Total Mutual Funds (Cost $546,786)		589,612
Preferred Stocks – 9.9%
Insurance – 4.8%
PMA Capital Corp.	46,450	381,819
Real Estate Investment Trusts – 5.1%
HRPT Properties Trust, Series B	2,800	50,176
HRPT Properties Trust, Series D	28,100	361,366
		411,542
Total Preferred Stocks (Cost $717,308)		793,361
Short-Term Investments – 5.3%
UMB Bank Money Market Fiduciary, 0.049%(2)	422,168	422,168
Total Short-Term Investments (Cost $422,168)		422,168
Total Investments – 98.9% (Cost $9,307,169)		7,943,683
Other Assets and Liabilities – 1.1%		86,403
Net Assets – 100.0%		$8,030,086

(1)	Non-income producing security due to default or bankruptcy.
(2)	Variable rate security; the coupon rate represents the rate at June 30, 2009.
(3)	144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT JUNE 30, 2009

Statement of Assets and Liabilities
June 30, 2009
(Unaudited)

Assets
Investments at market value (amortized cost $9,307,169)	$7,943,683
Interest and dividends receivable	133,189
Prepaid assets	17,172
Total assets	8,094,044
Liabilities
Payable for fund shares purchased	10,327
Accrued advisory fees	38
Accrued expenses	53,593
Total liabilities	63,958
Net assets (954,891 shares of beneficial interest outstanding; unlimited number of shares authorized; no par value)	$8,030,086
Net assets consist of:
Paid-in capital	$9,581,205
Undistributed net investment income	12,282
Accumulated net realized loss	(199,915)
Net unrealized depreciation	(1,363,486)
Net assets	$8,030,086
Net asset value per share	$8.41

See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2009
(Unaudited)

Investment Income
Dividend income	$30,835
Interest income	304,826
Total income	335,661
Expenses
Investment advisory fees (Note 3)	28,670
Fund servicing fees	19,834
Trustee & chief compliance officer fees	16,759
Audit fees	8,151
Registration fees	8,092
Printing and postage fees	6,546
Legal fees	5,756
Miscellaneous fees	5,640
Insurance fees	1,780
Transfer agent & custody fees	1,212
Gross expenses	102,440
Waiver of fees and reimbursement of expenses	(64,213)
Net expenses	38,227
Net investment income	297,434
Realized and unrealized gain on investments
Net realized gain on investments	60,394
Change in unrealized appreciation of investments for the year	1,405,242
Net realized and unrealized gain on investments	1,465,636
Net increase in net assets resulting from operations	$1,763,070

See Notes to Financial Statements.

SEMI-ANNUAL REPORT JUNE 30, 2009

Statements of Changes in Net Assets
For the Period Ended

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Increase/(decrease) in net assets from operations	(Unaudited)
Net investment income	$297,434	$586,809
Net realized gain/(loss) on investments	60,394	(260,765)
Change in unrealized appreciation/(depreciation)	1,405,242	(2,170,529)
Net increase/(decrease) in net assets resulting from operations	1,763,070	(1,844,485)
Distributions
Net investment income ($.33 and $.77 per share, respectively)	(285,152)	(587,827)
Net realized gain from investments ($.00 and $.01 per share, respectively)	—	(4,023)
Total distributions	(285,152)	(591,850)
Capital share transactions*
Subscriptions	2,539,640	2,613,185
Distributions reinvested	272,294	550,315
Redemptions	(1,679,122)	(2,860,897)
Total capital share transactions	1,132,812	302,603
Net increase/(decrease) in net assets	2,610,730	(2,133,732)
Net assets at beginning of period	5,419,356	7,553,088
Net assets at end of period	$8,030,086	$5,419,356
Undistributed net investment income included in net assets at end of period	$12,282	$—
*Share information
Subscriptions	337,564	284,558
Distributions reinvested	37,933	65,551
Redemptions	(220,357)	(311,199)
Net increase in shares	155,140	38,910

See Notes to Financial Statements.

Financial Highlights

The table below sets forth financial data for a share of the Fund outstanding throughout each period:

	Six Months Ended June 30, 2009		For the Years Ended December 31,
			2008	2007	2006		2005		2004
Per share data:	(Unaudited)
Net asset value – beginning of period	$6.78		$9.93	$10.69	$10.17		$10.14		$10.00	*
Income (loss) from investment operations:
Net investment income	0.34		0.77	0.74	0.74		0.56		0.24
Net realized and unrealized gain/(loss) on investments	1.62		(3.14)	(0.64)	0.74		0.06	(1)	0.14
Total from investment operations	1.96		(2.37)	0.10	1.48		0.62		0.38
Less distributions declared to shareholders:
Net investment income	(0.33)		(0.77)	(0.74)	(0.76)		(0.54)		(0.24)
Net realized capital gain	—		(0.01)	(0.12)	(0.20)		(0.05)		—
Total distributions	(0.33)		(0.78)	(0.86)	(0.96)		(0.59)		(0.24)
Net asset value – end of period	$8.41		$6.78	$9.93	$10.69		$10.17		$10.14
Total investment return	29.87	%**	(25.18)%	0.74%	15.13%		6.26%		3.86%
Ratios (to average net assets)/supplemental data:
Expenses after reimbursement	1.20	%#	1.20%	1.20%	1.20	%(2)	1.20	%(2)	1.20	%(2)
Expenses before reimbursement	3.22	%#	3.24%	3.21%	5.15%		3.91%		3.82%
Net investment income	9.34	%#	8.64%	7.06%	7.12%		5.06%		2.69%
Portfolio turnover	46	%**	9%	37%	58%		31%		21%
Net assets at end of period (000's)	$8,030		$5,419	$7,553	$3,224		$2,708		$3,034

*	Fund commenced operations January 1, 2004.
**	Not Annualized
#	Annualized
(1)	The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(2)	Ratio after expense reimbursement, before fees paid indirectly, is 1.20% for each year.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT JUNE 30, 2009

Notes to Financial Statements
June 30, 2009
(Unaudited)

1. The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2009, $6,560,710 of the Fund’s net assets were valued on a level 2 basis in accordance to the criteria determined by FASB 157 and in accordance with the procedures adopted by the Board. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Fund adopted FAS 157 as of January 1, 2008. In addition, in April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (FSP 157-4”). FSP 157-4 provides guidance to

Notes to Financial Statements  – (continued)
June 30, 2009
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

estimating fair value when market activity has decreased and on identifying transactions that are not orderly. Additionally, entities are required to disclose the inputs and valuation techniques used to measure fair value. The Fund adopted FSP 157-4 as of June 30, 2009. In accordance with FAP 157-4, the Fund has included disclosures on fair value measurements in Note 2 of these financial statements. Under FAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$6,138,542	$—	$6,138,542
Mutual Funds	589,612	—	—	589,612
Preferred Stocks	793,361	—	—	793,361
Short-Term Investments	—	422,168	—	422,168
Total	$1,382,973	$6,560,710	$—	$7,943,683

Federal income taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

SEMI-ANNUAL REPORT JUNE 30, 2009

Notes to Financial Statements  – (continued)
June 30, 2009
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through August 28, 2009, the date which these financial statements were issued.

Other.  The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2009 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the

Notes to Financial Statements  – (continued)
June 30, 2009
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates – (continued)

independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund’s average daily net assets. During the six months ended June 30, 2009, the Advisor reimbursed the Fund $64,213.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of June 30, 2009, there was $454,516 of fees available to be recovered no later than December 31, 2012, of which $105,699, $146,205, $138,399 and $64,213 are recoverable through December 31, 2009, 2010, 2011 and 2012 respectively.

Certain officers and trustees of the Fund are also officers and trustees of the Advisor. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4. Investment Transactions

Purchases and sales of long term investment securities (excluding short term investments) were $3,555,565 and $2,707,069, respectively, for the six months ended June 30, 2009.

5. Distributions to Shareholders and Tax Components of Net Assets

At June 30, 2009, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$9,307,169
Gross unrealized appreciation	$546,837
Gross unrealized depreciation	(1,910,323)
Net unrealized depreciation	$(1,363,486)

SEMI-ANNUAL REPORT JUNE 30, 2009

Notes to Financial Statements  – (continued)
June 30, 2009
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other losses	$(260,309)
Unrealized depreciation on investments	(2,768,728)
Total accumulated deficit	$(3,029,037)

As of December 31, 2008, the Fund had a capital loss carryover of $260,309, which expires on December 31, 2016. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The tax components of dividends paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Distributions paid from ordinary income	$591,850	$511,655
Distributions paid from long-term capital gains	—	94,409
Total Distributions	$591,850	$606,064

Effective June 30, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return.

As of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2008, remain subject to examination by the Internal Revenue Service.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201-4798

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Registered
Public Accounting Firm
Briggs Bunting & Dougherty, LLP
1835 Market St., 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) — Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:	/s/ Scott L. Barbee Scott L. Barbee, President
Date:	August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott L. Barbee Scott L. Barbee, President
Date:	August 27, 2009
By:	/s/ Sarah Q. Zhang Sarah Q. Zhang, Treasurer
Date:	August 27, 2009